EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Environmental Remediation Holding Corporation on Form S-8 of our report dated December 12, 2003, appearing in the Annual Report on Form 10-K of Environmental Remediation Holding Corporation for the year ended September 30, 2003.


                                     /s/ Pannell Kerr Forster of Texas, P.C.
                                     -------------------------------------------
                                     Pannell Kerr Forster of Texas, P.C.

Houston, Texas
December 2, 2004